UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):  April 11, 2025
vTv Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37524	47-3916571
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3980 Premier Drive, Suite 310
High Point, NC 27265
(Address of principal executive offices)
(336) 841-0300
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	VTVT	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 11, 2025, the Board of Directors of vTv Therapeutics Inc. (the “Company”) appointed Barry K. Brown, age 64, as interim principal financial officer effective immediately. During the period Mr. Brown serves as interim principal financial officer, he will continue to receive his current salary of $231,000 per year.
Mr. Brown has served as the Company’s chief accounting officer since March 2022, and previously served as the Company’s interim principal financial officer from March 2022 to December 2022. Prior to being promoted to the position of chief accounting officer, Mr. Brown was the Company’s controller, a position he held since joining the Company in January 2000. Before joining vTv, Mr. Brown held the position of vice president and controller for a real estate development company and division controller and other financial roles at a large textile manufacturer. Mr. Brown obtained both his MBA and B.S. in Accounting and Business Administration from the University of North Carolina Greensboro.
The Company continues its efforts to identify a chief financial officer to serve as the principal financial officer through an external search process.
The selection of Mr. Brown to serve as interim principal financial officer was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Mr. Brown and any director or executive officer of the Company, and there are no transactions between Mr. Brown and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VTV THERAPEUTICS INC.

By:	/s/ Paul J. Sekhri
Name:	Paul J. Sekhri
Title:	President, Chief Executive Officer and Executive Chairperson
Dated: April 11, 2025